SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 12, 2001


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                     000-25663            65-0841549
----------------------------         -------------        ------------------
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                   File Number)         Identification No.)


               3515 S.E. Lionel Terrace, Stuart, Florida          34996
   -----------------------------------------------------------  ----------
                (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (561) 287-4846




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Item 5.  Other Events.

     On October 12, 2001, UltraStrip Systems, Inc. announced the execution of an exclusive distribution agreement with and the sale of an M2000 robotic hydroblasting system to Robotic Environmental Services, LLC. A copy of the press release making such announcement is filed herewith as Exhibit 99.1 and is incorpored by reference herein.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         99.1  Press Release dated October 12, 2001




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ULTRASTRIP SYSTEMS, INC.


                                  By: /s/ Robert O. Baratta
                                      ---------------------------
                                  Name:  Robert O. Baratta
                                  Title: President, Co-Chief Executive Officer
                                         And Vice Chairman



Dated:  October 12, 2001





















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


                                  EXHIBIT INDEX
                                -----------------


    99.l         Press Release dated October 12, 2001






























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